EXHIBIT 23.1



                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Commission File Nos. 33-58653, 33-30549, 33-03169 and 33-49422) of Hartmarx Corporation of our report dated February 21, 2001 on the financial statements of Consolidated Apparel Group, L.L.C.


                                     /s/ Mahoney Cohen & Company, CPA, P.C.
                                     Mahoney Cohen & Company, CPA, P.C.
New York, New York
October 11, 2001